Exhibit 99.7

Opus Capital Markets Consultants LLC

MFA 2017 – RPL1

Narrative

May 30, 2017

BACKGROUND AND SCOPE METHODOLOGY

This report summarizes the results of a due diligence review performed on a pool of 848 loans provided by MFA Financial, Inc. (Customer) who provided Opus Capital Markets Consultants (Opus CMC) with a data tape, from which 100% of the loan sample was chosen and loaded into the OpusFirst® underwriting software. Opus CMC performed a detailed compliance and credit review on all loans.

Opus CMC was established in 2005. Opus was acquired in January 2014 by Wipro Ltd, a global information technology, consulting, and outsourcing company.

COMPLIANCE REVIEW

Opus CMC performed a compliance review on all loans in order to verify that each loan was originated in compliance with applicable federal, state and local anti-predatory lending statutes required by the respective SOW. The compliance review scope is included in Exhibit A and the compliance review results are included in Exhibit B.

Note: Opus generally met the NRSRO requirements listed above with the exception that loans were not tested for compliance with Regulation X - Real Estate Settlement Procedures Act (RESPA). One loan was originated after January 1, 2010 and was tested for compliance with RESPA.

DATA INTEGRITY REVIEW

Opus CMC data review of the following fields: state, city, HELOC indicator, zip code, occupancy, original loan term, amortization type, origination date, note rate, original loan amount, loan purpose. Exhibit C contains the results of the data integrity review.

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EXHIBIT A

COMPLIANCE REVIEW SCOPE

Each mortgage loan file was tested for compliance with the federal Truth in Lending Act (“TILA”), as well as federal, state and local anti-predatory lending statutes. An overview of the federal testing is provided below and a summary of the State & Local High Cost Anti-Predatory Regulations that are covered can be found in Exhibit A.

The Section 32/HOEPA review included, but was not limited to, the following:

•	Rate test
•	HPML test, if applicable
•	Points and Fees test
•	Review of Section 32 disclosure for accuracy (i.e. payment stream, highest payment scenario; dates disclosed, dates acknowledged)
•	Review and confirmation of documentation type (i.e. full, stated, no ratio)
•	Review for evidence of prepayment penalty
•	Verification of Debt to Income conformity, when necessary.

The Federal Truth in Lending Act/Regulation Z review includes, but is not limited to:

•	A review of the material compliance disclosures set forth in the Truth in Lending Disclosure and the Notice of Right to Cancel form, if applicable. A review of the final TIL with a report outlining any TILA violations. Re-calculation of disclosed finance charge, proper execution by all required parties, principal and interest calculations, payment stream(s), recalculation of disclosed APR, and a review to ensure disclosure differences are within the allowed tolerances. A review of the Notice of Right to Cancel: verification of the transaction date and expiration date, ensures proper execution of the Notice of Right to Cancel by all required parties verifies the disbursement date and determines if a full 3-day rescission period was adequately provided to the borrower(s).

High Cost - State & Local Anti-Predatory Regulations: In addition to federal thresholds, the Consultant will review the anti-predatory lending statutes in the following states and local municipalities, as applicable, as well as any additional applicable regulations implemented during the Term of this SOW:

➢	Arkansas Home Loan Protection Act, Ark. Stat. Ann. § 23-53-101 et seq.
➢	California Anti-Predatory Lending Statute, Cal. Fin. Code § 4970 et seq.
➢	Colorado Consumer Equity Protection Act, Colo. Rev. Stat. § 5-3.5-101 et seq. and as amended by Senate Bill 216 (2007) and House Bill 1322 (2007).
➢	Colorado Consumer Credit Code, Colo. Rev. Stat. 5-1-101 et seq.
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➢	Connecticut Abusive Home Loan Lending Practices Act, Conn. Stat. Ann. §36a-746 et seq. and the Responsible Lending and Economic Security Act, Conn. House Bill 5577 (2008).
➢	District of Columbia Home Loan Protection Act of 2002, D.C. Official Code § 26-1151.01 et seq., as implemented by 20 D.C. Municipal Reg. § 2000.1 et seq. as well as DC Mortgage Disclosure Act of 2007.
➢	Florida Fair Lending Act, Fla. Stat. Ann. § 494.0078 et seq.
➢	Georgia Fair Lending Act, Ga. Stat. Ann. § 7-6A-1 et seq. (as originally enacted by House Bill 02-1361 and as modified by Senate Bill 03-53)
➢	Idaho Residential Mortgage Practices Act, Idaho Code § 26-3101 et seq.
➢	Illinois High Risk Home Loan Regulations, 38 Ill. Admin. Code § 345.10 et seq.
➢	Illinois High Risk Home Loan Act, Public Act. 93-0561 (2003).
➢	City of Chicago, Illinois, Anti-Predatory Lending Ordinance, Chicago Municipal Code, §§ 2-32-440; 2-32-455; 2-92-325; 4-4-155; 8-4-325.
➢	Cook County, Illinois, Anti-Predatory Lending Ordinance, Ordinance No. 240864 (2001) as amended by Illinois SB 1167 (2007).
➢	Indiana Home Loan Practices Act, Ind. Code § 24-9-1 et seq.
➢	Section 16a-3-308a of the Kansas Consumer Credit Code, Kan. Stat. Ann. § 16a-1-101 et seq. 16. Kentucky Anti-Predatory Lending Statute, Ky. Rev. Stat. § 360.100 et seq. and as amended by Kentucky House Bill 552 (2008).
➢	Maine, An Act to Enhance Consumer Protections in Relation to Certain Mortgages, 9A Me. Rev. Stat. Ann. §§ 8-103(1); 8-206(8); 8-206A and Maine Legislative Document 1869 (2007).
➢	Maryland Commercial Law, Mary. Stat. Ann. §§ 12-124.1; 12-127; 12-409.1; 12-1029 and as amended by Maryland Senate Bill 270 (2008) and Maryland Regulations under the Maryland Mortgage Lender Law (2009).
➢	Massachusetts High Cost Mortgage Regulations, 209 CMR § 32.32 et seq. including MA House Bill 4387 (2008) 20. Massachusetts Predatory Home Loan Practices Act, M.G.L. Chapter 183(C).
➢	Massachusetts “Borrower’s Interest” Standard, M.G.L. Chapter 183, §28C.
➢	Michigan Consumer Mortgage Protection Act, Mich. Stat. Ann. § 445-1631 et seq.
➢	Minnesota Mortgage Originator and Service Licensing Act, § 58.137 et al. (S.F. 2988 (2002) and as amended by House File 1004 and SF 98 (2007) and SF 3154 and 3214 (2008).
➢	Nebraska Mortgage Bankers Registration and Licensing Act, Neb. Stat.§ 45-702 et seq.
➢	Nevada Anti-Predatory Lending Law, Nev. Rev. Stat. § 598D.010 et seq. and as amended by AB 440.
➢	New Jersey Home Ownership Security Act of 2002, NJ Stat. Ann. § C:46:10B-22 et seq.
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➢	New Mexico Home Loan Protection Act, N.M. Stat. Ann. § 58-21A-1 et seq. and as amended by Senate Bill 342 (2009).
➢	New York High Cost Home Loan Regulations, 3 NYCCR Part 41 (2001).
➢	New York High Cost Home Loan Act, N.Y. Bank. L. Ch. 626., as implemented by 3 NYCCR Part 41 (2003) and as amended by Senate Bill 8143-A (2008).[1]
➢	North Carolina Anti-Predatory Lending Law, N.C. Gen. Stat. §§ 24-1.1A to 24-10.2 and North Carolina Amendments to Anti-Predatory Lending Law, N.C. Gen. Stat. §§ 24-9; 24-1.1(E)(a); 24-10.2(a) and as amended by House Bill 1817 (2007).
➢	Ohio Anti-Predatory Lending Statute, Ohio Rev. Code Ann. § 1.63 and as amended by S.B. 185.
➢	City of Cleveland Heights, Ohio, Anti-Predatory Lending Ordinance, Ordinance No. 72-2003.
➢	Oklahoma Anti-Predatory Lending Law, House Bill No. 1574 (2003).
➢	Pennsylvania Consumer Equity Protection Act, 63 Pa. Cons. Stat. Ann. § 456.501 et seq.
➢	City of Providence, Rhode Island Predatory Lending Ordinance, Ordinance No. 245, Chapter 2006-33 as amended.
➢	Rhode Island Home Loan Protection Act, Chapter 25.2 of Title 34 of RI Gen. L. et seq., including the Emergency and Final Regulations.
➢	South Carolina High-Cost and Consumer Home Loans Act, S.C. Code § 37-23-10 et seq.
➢	South Carolina Consumer Protection Code, S.C. Code 37-1-101 et seq
➢	Tennessee Home Loan Protection Act of 2006, TN Code Annotated, Title 47 et seq.
➢	Texas High-Cost Home Loan Statute, TX. Fin. Code Ann. § 343.201 et seq.[2]
➢	Utah Residential Mortgage Practices Amendments, Utah Code Ann. § 61- 2c-102 et seq.
➢	Utah High Cost Home Loan Act, Utah Code § 61-2d-101 et seq.
➢	Vermont Interest Act, 9 V.S.A. § 104, implemented by Regulation B-98-2.
➢	Virginia Mortgage Lender and Broker Act (for loans originated prior to July 1, 2003), Va. Code Ann. §§ 6.1-413; 6.1-422, 6.1-428.
➢	Virginia Mortgage Lender and Broker Act (for loans originated after July 1, 2003), Va. Code Ann. §§ 6.1-411; 6.1-422.1, 6.1-425.1; 6.1-425.2.
➢	Washington House Bill 2770, Mortgage Lending and Homeownership, Chapter 108, Laws of 2008.
➢	Wisconsin Responsible High Cost Mortgage Lending Act, Wis. Stat. § 428.202.
➢	West Virginia Residential Mortgage Lender, Broker and Servicer Act, W.Va. Code § 31-17-1 et seq.
➢	Wyoming Credit Code, Wyo. Stat. Ann. §§ 40-14-101 et seq.

Opus CMC’s review of the HELOC loans may vary slightly from a typical closed end mortgage

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in the following ways:

•	In instances where a “Lender of Record” date was unavailable, Opus CMC defaulted to the Note date.
•	Loan Approvals may not have been present in a HELOC loan file.
•	In instances where the Lien Position of the loan was unable to be verified in the loan file, Opus CMC utilized data provided by the originator regarding lien status.
•	In instances where the balance of a junior or senior lien associated with the subject lien were not able to be verified, Opus CMC utilized data provided by the originator to determine the balance of the senior or junior lien at origination in order to calculate CLTV.
•	In instances where a HELOC loan file did not contain a valuation source to calculate LTV/CLTV, Opus CMC utilized the originator’s system of record data.
•	In instances where the HELOC loan file did not contain a HUD-1 or disbursement documentation, Opus CMC defaulted to the Note date and created any necessary exceptions pertaining to rescission issues.

COMPLIANCE REVIEW - NOTES

Opus CMC captured all itemized closing fees as shown on the final HUD-1, or other acceptable settlement statement, as well as other data elements necessary to generate accurate high cost threshold testing results. Where applicable, Opus CMC used a hierarchy of documentation to identify the correct lender of record date for use in evaluation compliance results (i.e. credit report, initial 1003 then initial disclosure). Annual Percentage Rates were recalculated based on the actual data in the file. Note that for loans reflecting rate reduction parameters, the APR could not be systemically re-calculated when evaluating the loan for HOEPA and/or State High Cost “Rate Thresholds” tests. In these instances, Opus utilized the disclosed APR on the final Truth in Lending Disclosure in the file to complete the test.

Opus CMC noted that some of the origination files did not contain an explicit confirmation of CLTV. The originator advised that it did not require explicit documentation of the combined ratio where it did not apply (i.e. when no secondary lien existed). In cases where CLTV calculations were required for state compliance testing, The originator engaged an independent third party vendor to provide a retroactive lien report to support the position that the LTV provided was in fact equal to the CLTV. Opus CMC was able to clear these findings based on the fact that the originator’s policy regarding LTV/ CLTV could be validated with the vendor provided report.

Opus CMC also noted some instances where fees noted as paid to an affiliate were not included in applicable points and fees calculations as an affiliate fee. The originator provided clarification that entity in question was not in fact an affiliated entity, and that the affiliate designation was

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checked in error by employees at origination. The originator provided attestation that it had no ownership interest in entity in question to clear these findings.

Opus CMC also identified some instances where late charges and prepayment penalties did not conform to state guidelines. The originator advised that it originated and purchased loans originated by entities that took advantage of the preemptive authority of DIDMCA and AMTPA.

For the scope of this review, all loans within non-predatory lending states with a mandatory arbitration clause were noted for informational purposes and assigned an EV2. If predatory lending states, the language within the mandatory arbitration clause was reviewed and if it allowed flexibility to the borrower then the exception was rated an EV2. If no flexibility was allowed, the exception was made an EV3.

Under these circumstances, the prepayment penalty and late charge provisions were considered exempt from any state statutory limitations. If a loan was not exempt due to a preemption claim, it was the originator practice to lower the prepayment penalty or late charge to the statutory limit.

Findings related to Texas Equity, 50(a)(6) are evidentiary in nature due to missing disclosures and/or relevant documentation required to accurately confirm if a violation is present. Texas Equity findings that are solely evidentiary in nature (i.e. no confirmed violation is present) were issued an event level 2 rating noting that, should a borrower provide notification of a failure to comply with the provisions of 50 (a) (6), a buyer would be required to fulfill the cure provisions of 50(a)(6)(Q)(x) within 60 days.

Further, it should be noted that appraisals were reviewed per the originator product guidelines, which in some cases allowed for the use of a secondary appraisal at the time of origination. Where it was allowed by the originator production guidelines, Opus utilized the higher of the two appraised values in determination of adherence to the 80% of Fair Market Value requirement.

DOCUMENTATION - NOTES

Loan files were reviewed by Opus CMC to confirm the presence of critical origination documents, including the Note, Mortgage, Title, HUD-1, Truth-in-Lending disclosures, and a Right of Rescission. In some instances, TIL’s with an “e” or asterisk, which were verified by the originator as “Final”, were used to complete the compliance analysis

The originator noted that due to the seasoning of these loans, some origination documentation may not be available. Disbursement date documentation was typically found in the branch originated loan files since a proprietary settlement form was utilized in many cases instead of a HUD-1. To address this, the originator provided a list of disbursement dates from their internal system of record, which was used to adequately complete the compliance evaluation. For example, loan approval documentation may not have been available for all loan files. In these instances, Opus CMC looked for alternate documentation in order to identify data points required to complete the analysis.

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EXHIBIT B

SUMMARY OF COMPLIANCE EXCEPTIONS

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EXHIBIT C

SUMMARY OF COMPLIANCE EXCEPTIONS

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